Conditionally Active Antibodies for Immuno-oncology Corporate Deck | January 2024 Exhibit 99.1

Disclaimer This presentation has been prepared by Sensei Biotherapeutics, Inc. (the “Company,” "we," "us") and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither the delivery of this presentation at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof.  This presentation contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This presentation also contains "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 that are based on our management's beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, expectations regarding the development and potential therapeutic benefits of our product candidates; the expected safety, pharmacokinetic and efficacy profile of our product candidates, including SNS-101; the expected timing of clinical data from our Phase 1/2 clinical trial of SNS-101; the expansion of the Phase 1 clinical trial to include additional patients with specific tumor types; and our belief that our existing cash and cash equivalents will be sufficient to fund our operations at least into the fourth quarter of 2025 and reach midway into Phase 2 clinical studies of SNS-101. When used in this presentation, the words and phrases "designed to," "may," "believes," "intends," "seeks," "anticipates," "plans," "estimates," "expects," "should," "assumes," "continues," "could," "will," "future" and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the development of therapeutic product candidates, such as preclinical discovery and development; conduct of clinical trials and related regulatory requirements, including the risk of delay or cessation of any clinical trials of Sensei’s product candidates; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical trials and early results from the clinical trial of SNS-101, will not be replicated or will not continue in ongoing or future studies or clinical trials involving Sensei’s product candidates, including SNS-101; our reliance on third parties over which we may not always have full control; risks regarding the accuracy of our estimates of expenses, capital requirements and needs for additional financing; and other risk and uncertainties that are described in our Quarterly Report on Form 10-Q filed with the SEC on or about November 7, 2023 and our other Periodic Reports filed with the SEC. Forward-looking statements represent our management's beliefs and assumptions only as of the date of this presentation and include all matters that are not historical facts. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.   Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Company Highlights Sensei Bio’s proprietary platform is designed to harness the unique acidic tumor microenvironment to widen the therapeutic window and enable druggability of promising oncology targets SNS-101, the company’s lead asset, targets VISTA, a critical negative regulator of T-cell function and promising immune checkpoint target SNS-101 is currently in Phase 1 clinical testing with data to date displaying an attractive safety profile and potentially best-in-class pharmacokinetics Three additional early-stage drug candidates Cash runway into the fourth quarter of 2025, which is expected to fund operations midway into Phase 2 studies of SNS-101 Anticipated near-term milestones include topline Phase 1 monotherapy data in Q2 2024

Leadership Team with History of Antibody Oncology Success Erin Colgan Chief Financial Officer John Celebi, MBA President and CEO Christopher Gerry, J.D. VP, General Counsel Edward van der Horst, Ph.D. Chief Scientific Officer Stephanie Krebs, M.S., MBA Chief Business Officer Ron Weitzman, M.D. Chief Medical Officer (part-time)

The PD-1/PD-L1 market is big and growing fast1 PD-1/PD-L1 monotherapy does not benefit 70% of patients2 2020 2026 Survival Benefit 20-30% No Survival Benefit 70% The Modern-Day Challenge in Immuno-Oncology (IO) 1. Gerber et al., Biochemical Pharmacology 2016 2. Market estimates from PD-1 and PDL-1 Inhibitors Market Size in 2021 – MarketWatch, 360 Research

Industry Problem Sensei’s Solution Conventional antibodies target immune checkpoints that are highly expressed in normal tissues, resulting in: Dose-limiting toxicities due to on-target/off-tumor action Pharmacological sink effect requires higher & more frequent dosing Suboptimal activity due to poor PK & dose-limiting toxicities Conditionally active antibodies are selectively targeted to the tumor microenvironment, potentially providing: Little or no toxicity due to selective on-target/on-tumor action Lower & less frequent doses with tumor-specific binding Powerful activity selectively focused on the tumor microenvironment One new IO checkpoint inhibitor approved after the CTLA-4 and PD-1/PD-L1 group 2011 2014 2022 Lack of Tumor Targeting is a Major Obstacle in IO Innovation Ipilimumab (anti-CTLA-4) Pembrolizumab (anti-PD-1) Relatlimab (anti-LAG-3)

The TMAb Platform: pH-sensitive Antibodies Selectively Bind to Targets in the Low-pH Tumor Microenvironment  Exploits the tumor microenvironment using pH-selective properties Intended to alleviate undesirable PK/PD properties: Dose-limiting toxicities due to on-target/off-tumor binding Higher and more frequent dosing due to poor pharmacokinetics Bolsters specific activities Unlocks previously undruggable immune targets Sensei’s technology identifies pH-sensitive antibodies designed to bind only at the tumor The tumor microenvironment of pH ~6 is lower than physiological pH of 7.4

Innovative Pipeline of IO Drugs with Broad Commercial Potential *Sensei has entered into a clinical supply agreement with Regeneron supporting the planned evaluation of SNS-101 in combination with Regeneron’s anti-PD-1 therapy Libtayo® (cemiplimab) in a Phase 1/2 clinical trial in solid tumors. *Sensei has entered into a Cooperative Research and Development Agreement (CRADA) with the National Cancer Institute. The goal of this collaborative effort is to further elucidate the role of VISTA in immune checkpoint resistance and expand the potential of SNS-101 as a combination therapy beyond anti-PD-1.

SNS-101 (VISTA)

VISTA is a Potent T cell Checkpoint Extensively Expressed on Myeloid Cells

VISTA is a B7 family member that inhibits T cell activation[1]

Immunosuppressive function believed to be mediated by PSGL-1 receptor

Upregulated on immune suppressive myeloid-derived suppressor cells (MDSCs) via hypoxia[2]

Increased expression on tissue infiltrating immune cells upon checkpoint therapy failure[3]

IS ACTIVATED IN A pH SENSITIVE MANNER


VISTA
PSGL1
Myeloid lineage cell or
tumor cell (less common)
T-cell suppression
anti-VISTA mAb
blocking
interaction
VISTA
PSGL1

T-cell proliferation & activation

Extensive VISTA expression on off-tumor myeloid-lineage cells demands a conditionally active antibody approach

VISTA has inherent pH sensitivity: its extracellular domain is uniquely rich in histidines[4]


PSGL-1
Y51
T57
Y46
VISTA
H153
Y48
E56
H154
H100
H98
H155

1 Wang et al, JEM, 2011
2 Deng et al, Cancer Immunonol Res 2019
3 Gao et al., Nat Med. 2017
4 Johnston et al., Nature 2019

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SNS-101: Selectively Targets VISTA via a pH-sensitive Antibody

SNS-101 is a differentiated, pH-sensitive antibody

Selectivity for active VISTA^{pH6} over VISTA$^{pH7.4}$

Monovalent Affinity (K_D)

pH 6.0	pH 7.4
0.218 nM	132 nM (~No binding)

Additional SNS-101 features

- IgG1 format
- Active Fc

SNS-101 blocks the key receptor regulating VISTA's immunosuppressive activity

SNS-101 strongly inhibits the VISTA:PSGL-1 interaction and all other potential binding partners at pH 6.0 *in vitro*



PSGL-1
Mean OD450
log (Conc.) (μM)
IC50 = 7nm

VISTA:SNS-101 co-crystal structure demonstrates epitope of SNS-101 encompasses VISTA's PSGL-1 epitope



SNS-101 heavy chain
SNS-101 light chain
Human VISTA (shown in green and red)
Human VISTA epitope for SNS-101
2.59 Å Resolution

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Competitors Halted Development of VISTA Antibodies as a Result of Severe Toxicities From Non-Tumor Activity & Poor PK Dose-limiting toxicity Grade 3 CRS-associated encephalopathy JNJ-61610588 Human Plasma Concentration JNJ-61610588 (CI-8993) was the first anti-VISTA antibody to be studied in clinical trials in 2016 (NCT02671955) 1 Transient Cytokine Release Syndrome (CRS) observed in several patients at 0.15 mg/kg Transient Grade 3 CRS-associated encephalopathy observed at 0.3 mg/kg, after which Janssen halted the study Challenging PK profile Non-linear PK, short t1/2 1 Curis, Inc., Corporate Presentation, Feb 2022

SNS-101 is Designed to Overcome VISTA’s Unique Challenges Potential Best-in-Class Safety and PK Profile Supported by Initial Clinical Data No observed CRS or dose-limiting toxicity and no evidence of target-mediated drug disposition through 3 mg/kg monotherapy* Enrolling Phase 1/2 Clinical Trial Multi-center U.S. study as single agent and in combination with PD-1 inhibitor Libtayo®   First VISTA-blocking antibody administered at a dose anticipated to be therapeutically relevant without eliciting dose-limiting toxicity** Achieving "Firsts" for the VISTA Field Differentiated Design and Mechanism IgG1, Fc-active antibody designed to selectively block VISTA in the acidic tumor microenvironment Anticipated Near-Term Clinical Milestones Initial combination PK/safety data in Q1 2024 Topline monotherapy dose escalation data in Q2 2024 Topline combination dose escalation data in Q3 2024 Initial dose expansion data by end of 2024 *As of data cut-off of October 3, 2023 **Anticipate therapeutically relevant clinical doses at approximately 3mg/kg or higher based on preclinical studies

SNS-101 is Unique and Differentiated From Its Peers Johnston et al., Nature 2019; Kineta website; Snyder et al, AACR Annual Meeting 2016; Pierre Fabre website; Hummingbird website; Thakkar et al, J of Immunother Cancer, 2022; PharmAbcine website KVA12123 (Kineta) Phase 1 Phase 1 Phase 1 Phase 1 Phase 1 Preclinical Phase 1 (IgG1) (IgG1) (IgG1) (IgG4) (IgG1)

SNS-101 Phase 1/2 Study


Phase 1 Dose Escalation
BOIN design in patients with advanced solid tumors
Phase 1 Dose Expansion
Phase 2
Single-arm, Simon two-stage minimax design
Monotherapy Dose Escalation
SNS-101 (Q3W)
Combination Dose Escalation
SNS-101 + Libtayo* (Q3W)
Cohort A1
0.3 mg/kg
N=1
Cohort A2
1.0 mg/kg
N=3
Cohort A3
3.0 mg/kg
N=3
Cohort A4
10.0 mg/kg
N=3
Cohort A5+
15.0 mg/kg
N=6
Cohort B1
3.0 mg/kg
+ Libtayo*
N=6
Cohort B2^
10.0 mg/kg
+ Libtayo*
N=3
Cohort B3
TBD
+ Libtayo*
N=TBD
Monotherapy
15 mg/kg
N=up to 10
CRC
Combination
Dose TBD
N=up to 30
Basket
(CRC,
NSCLC,
H&N,
Melanoma)
Additional tumor types and doses may be considered for both the monotherapy & combination dose expansion
SNS-101 (RP2D) +/- Libtayo
(Q3W)
Indications
TBD

✓ = cleared DLT assessment period

Phase 1 Study Objectives	
Primary	Safety, tolerability, MTD/RP2D
Secondary	PK, immunogenicity & anti-tumor activity

Phase 2 Study Objectives	
Primary	Anti-tumor activity
Secondary	Safety, tolerability, PK & immunogenicity

* Libtayo 350 mg
+ As of January 2, 2024, cleared Cohort A5 (15.0 mg/kg)
^ As of January 2, 2024, Cohort B2 (10.0 mg/kg of SNS-101 + Libtayo) enrolled, pending DLT assessment period
RP2D = Recommended Phase 2 Dose
MTD = Maximum Tolerated Dose

CRC = colorectal cancer
NSCLC = non small cell lung cancer
H&N = head and neck cancer

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SNS-101 Displayed Favorable Safety & Tolerability Profile Through 3 mg/kg Monotherapy DLT = Dose-limiting toxicity CRS = Cytokine release syndrome TEAE = Treatment emergent adverse event SAE = Serious adverse event 0.3 mg/kg N=1 n (%) 1.0 mg/kg N=3 n (%) 3.0 mg/kg N=3 n (%) Total N=7 n (%) At least 1 TEAE 1 3 1 5 (71.4) At least 1 SAE 0 0 1* 1* (14.3) At least 1 TEAE leading to discontinuation 0 0 1* 1* (14.3) DLTs 0 0 0 0 CRS events 0 0 0 0 ≥Grade 3 TEAE 0 0 1* 1* (14.3) Related TEAE 0 1# 0 1# (14.3) *One patient experienced an SAE, Grade 5 bronchial obstruction, that resulted in death; Event was considered related to disease progression, not SNS-101. # One patient experienced a Grade 2 dermatitis acneiform considered to be related to SNS-101. The event resolved following phototherapy treatment. Well Tolerated with No Evidence of Cytokine Release Syndrome and No Dose-Limiting Toxicities Observed Data from monotherapy dose escalation arm as of cut-off date of October 3, 2023

Monotherapy Data Consistent with Lack of Observed Cytokine Release Syndrome Through 3.0 mg/kg Cytokine analysis: Blood samples were taken pre-dose, 3 hours post-infusion and 6 hours post infusion at C1D1, and pre- and 3hr-post thereafter. Serum was assayed for indicated cytokines using a platform (MSD) that has been validated for clinical sample analysis. Data from monotherapy dose escalation arm as of cut-off date of October 3, 2023 No Significant Changes in Key Inflammatory Cytokines

SNS-101 Monotherapy Data Show Linear Pharmacokinetics and Long Half-Life in Stark Contrast to Prior Anti-VISTA mAbs Supports Every 3 Week Dosing Data from monotherapy dose escalation arm as of cut-off date of October 3, 2023

Key SNS-101 Differentiators: Potential Best-in-Class Therapeutic


Dose
(mg/kg)
15
10
3
1
0.3
0.1
SNS-101 current dose level+
~50X
JNJ-61610588 P1 DLT (CRS)

Potential Best-In-Class PK Profile

- Dosing every 3 weeks vs. every 1 or 2 weeks for competitors
- Linear elimination kinetics vs. non-linear for competitors

Safety Parameters On Track

- Highest dose to date for any anti-VISTA antibody
- SNS-101 at a dose ~50x higher than the JNJ dose (0.3mg/kg) that caused DLT and termination of trial
- No observed DLTs or CRS through 3.0mg/kg monotherapy*
- No routine prophylaxis per protocol

Anti-Tumor Activity

- Preclinical data demonstrate monotherapy activity in PD-1 resistant tumor model and deepened anti-tumor responses to PD-1 combo
- Topline monotherapy data expected in Q2 2024 with topline combination data to follow in Q3 2024

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+Represents highest dose level in monotherapy arm as of January 2, 2024
*As of cut-off date of October 3, 2023

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Completed and Anticipated SNS-101 Clinical Milestones First patient dosed with SNS-101 First patient dosed  in combination with  Libtayo®   Initial monotherapy dose escalation PK & safety data Initial combination dose escalation PK & safety data Topline Phase 1 monotherapy dose escalation data Topline Phase 1 combination  dose escalation data Initial Phase 1 dose expansion data - End of Phase 1 FDA meeting May 2023 September 2023 November 2023 Q2 2024 Q3 2024 Q4 2024 Q1 2024 ü ü ü

SNS-102 (VSIG-4)

VSIG4 is an Immunosuppressive Receptor with On-Target, Off-Tumor Challenges

Tissue macrophages (Kupffer cells) in the liver



Tumor-associated macrophages in tumors & stroma (inset)


A
B

In the liver, VSIG-4 …

Is expressed on Kupffer cells[1-2]

Appears to drive significant target-mediated drug disposition (TMDD) and clearance

In the tumor microenvironment, VSIG-4 …

Correlates with immunosuppressive "M2" macrophage infiltration[3]

Inhibits T cell activation[4]

Promotes tumor growth based on data from a syngeneic Lewis lung carcinoma model in knockout mice[5]

1. doi: 10.1016/j.cell.2005.12.039.
2. doi: 10.4049/jimmunol.2101109.
3. doi: 10.4414/smw.2016.14301.
4. doi: 10.1172/JCI25673.
5. doi: 10.1038/labinvest.2014.73.

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SNS-102 is a pH-sensitive Antibody Designed With the Goal of Reversing T-cell Suppression within the Tumor Microenvironment SNS-102 blocks the interaction of VSIG4 with its novel counter-receptor, which has been provisionally identified SNS-102 is 585-fold more selective for VSIG4 at low pH conditions pH 6.0 pH 7.4 0.7nm 410 nm (~No binding) Monovalent Affinity (KD) Ratio = 585

SNS-103 (ENTPDase1/CD39)

ENTPDase1 (CD39) is the Rate Limiting Enzyme in the Production of Immunosuppressive Adenosine The primary function of ENTPDase 1 is conversion of extracellular ATP to adenosine, which exerts immunosuppressive properties through binding to A2a/A2b receptors Expressed on various immune cells in both tumors and normal tissues Development of a TMAb antibody has potential for improved safety and PK profile compared to competitor CD39 mAbs

SNS-201 (VISTAxCD28)

Overcoming Toxicity Challenges Associated with Targeting CD28 Targeting CD28 has shown clinical evidence of efficacy, but has been limited by dose-limiting toxicities resulting from systemic CD28 activation The Challenge Sensei’s Solution Leverage TMAb approach to potentially restrict CD28 activation to the tumor microenvironment, with no co-stimulation in the periphery CD28 is a major co-stimulatory pathway for T cells and a clinically validated therapeutic target for activating T cells in the tumor microenvironment

Bispecific TMAb Approach Can Generate T Cell Co-Stimulation Selectively Within the TME Co-Stimulatory VISTAxCD28 Bispecific Powerful co-stimulatory “signal 2” selectively within the TME Potential for little or no toxicity due to selective targeting No linkers or masks A single, off-the-shelf bispecific approach Avoids use of "tumor associated" antigens Anti-CD28 pH-Sensitive anti-VISTA Arm Cancer Cell or Myeloid Cell T Cell pH-sensitive arm confers tumor selective CD28 co-stimulation Can be used in “cis” (tumor cell) or in “trans” (myeloid or other immune infiltrate) CD28 agonist drives signal 2

SNS-201 Provides Potential for Profound Anti-Tumor Activity By Selectively Co-Stimulating T Cells SNS-201 (VISTAxCD28) Bispecific format with monovalent CD28 engagement Bivalent pH-selective VISTA binding for efficient engagement at low pH with cells displaying moderate VISTA copy numbers IgG1 backbone with silencing mutations abolishing Fc receptor interactions pH-sensitive VISTA binding to restrict CD28 activation to the TME Checkpoint release through anti-PD-1

In Vivo Study Shows Prototype Bispecific CD28xVISTA Induces Significant Tumor Growth Inhibition in Combo with anti-mPD-1 NS = not significant *** = P<0.001 ** = P<0.01

*Consists of cash, cash equivalents and marketable securities Engineered Selectivity to Extend the Clinical Reach of IO Agents LEAD PROGRAM SNS-101, a conditionally active antibody targeting VISTA Initial Phase 1 data demonstrate well tolerated safety profile & potentially best-in-class pharmacokinetics (PK) TMAb PLATFORM Conditionally active antibodies designed to widen therapeutic window and enable druggability of promising oncology targets EXPECTED MILESTONES Initial PK & safety combination dose escalation data in Q1 2024 Topline monotherapy dose escalation data in Q2 2024 Topline combination dose escalation data in Q3 2024 Initial dose expansion data by end of 2024 FINANCIALS Ended Q3 2023: $72M* Cash runway into Q4 2025 Cash currently expected to reach midway into Phase 2 clinical studies for SNS-101

HQ: 1405 Research Blvd, Suite 125, Rockville, MD 20850  /  MA: 22 Boston Wharf Rd, 7th floor, Boston, MA 02210 senseibio.com

Key Partnerships Supporting SNS-101’s Clinical Development Potential opportunities for combination therapy and biomarker identification Partner / Collaborator Goal Description Clinical Supply Agreement Support evaluation of SNS-101 in combination with Libtayo® (cemiplimab) in planned Phase 1/2 clinical trial Sensei to fund planned clinical trial Regeneron to provide Libtayo® Sensei maintains global development and commercial rights to SNS-101 Cooperative Research & Development Agreement Further elucidate role of VISTA in immune checkpoint resistance and expand potential of SNS-101 as a combination therapy beyond anti-PD-1 Sensei collaborating with NCI Center for Immuno-Oncology Co-Directors, Jeffrey Schlom, Ph.D., and James Gulley, M.D., Ph.D. Preclinical studies will assess SNS-101 mechanism of action in combination with therapies beyond anti-PD-1 Research Collaboration Further study the mechanism of SNS-101's anti-tumor activity Sensei collaborating with laboratory of immuno-oncology KOL, Robert Schreiber, Ph.D. Preclinical studies will include identification of SNS-101 response biomarkers

Commercially Validated Precedent for pH-sensitive Approach

Soliris® (eculizumab), an anti-C5 monoclonal antibody (mAb), was considered standard of care for patients with paroxysmal nocturnal hemoglobinuria (PNH) and atypical hemolytic uremic syndrome, but had a short half-life as a result of extensive TMDD.

Engineering eculizumab using histidine substitutions resulted in a pH-sensitive mAb with markedly improved half-life.

Antibody Engineering of Solaris Led to pH Sensitivity and Half-Life Improvements

	Soliris (Eculizumab)	→	Ultomiris (Ravulizumab, ALXN1210)
K_D pH 7.4 (nM)	0.03		0.49
K_D pH 6.0 (nM)	0.6		22
$t_{½}$ (d)	**3.9**		**13.4**

Revulizumab utilized histidine insertions into the CDR regions (VH_Y27H, VH_S57H) and Fc substitutions (M428L, N434S) of eculizumab

Due to its longer half-life (13.4d vs 3.9d), ravulizumab given every 8w achieved noninferiority compared with eculizumab given every 2w for all efficacy endpoints, while maintaining a similar safety profile.

2018: FDA approves Ultomiris® (ravulizumab, ALXN1210)

2020: Ultomiris sales = $1.08 billion

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Sheridan et al, PLOS One, April 2018 (https://doi.org/10.1371/journal.pone.0195909)
Lee et al, Blood, (doi:10.1182/blood-2018-09-876136)
Sales figures: https://media.alexion.com/news-releases/news-release-details/alexion-reports-fourth-quarter-and-full-year-2020-results

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Single-agent Activity and Deepened Anti-tumor Responses to PD-1 Combo in Human VISTA KI Mice In vivo ** ** MC38-7r (Anti-mPD-1 insensitive MC38 clone) *** ** ** * P<0.05; ** P<0.01; *** P<0.001 MC38

SNS-101 Increased CD8 T-cells in Combination With Anti-PD-1 in MC38 Tumors *In Vivo*



CD8
% Positive
40
30
20
10
0
****
****
**
***
*
*
Isotype Control
αPD-1- 1 mg/kg
SNS-101- 10 mg/kg
SNS-101- 30 mg/kg
SNS-101- 10 mg/kg with Anti-PD-1
SNS-101- 30 mg/kg with Anti-PD-1

Frequency of Live, CD45+ Population
One-way ANOVA, Tukey Post-Hoc Analysis,
* p<0.05; ** p<0.01, *** p<0.001, **** p<0.0001



CTRL
Anti-PD-1
1mg/kg
5mg/kg
Anti-PD-1/SNS-101
3mg/kg
10mg/kg
30mg/kg
Tumor volume (mm³)
Day

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PK Sink Continues to be an Issue with Non-pH-Sensitive VISTA programs* SNS-101 is designed to overcome elimination kinetics and half-life related to PK sink observed in non-pH-sensitive VISTA programs Curis CI-8993 Plasma Concentration Kineta KVA12123 Cyno PK Abcine PMC-309 Serum Conc Cyno Hummingbird HMBD-002 Preclinical PK Linear Non-linear 1. Hummingbird SITC 2022; 2. Kineta Corporate Presentation; 3. Abcine, SITC 2022; 4. Curis, SITC 2022 *Each graph differs by time course based on data presented Clinical mAb #1 10 mg/kg

SNS-101 Re-sensitized Anti-PD-1 Insensitive Sarcoma Tumors in Human VISTA Knock-in Mice 5/8 CR 1/8 CR * p<0.05

SNS-101 Induced Substantially Lower Cytokine Release in Whole-blood Assay at Neutral pH Compared to pH-independent VISTA Antibody IFN-γ IL-8 TNF-α IL-6 IL-2 *** *** *** ** * ** ** ** ** ** ** ** ** ** ** Dose ranges: 1, 10, and 100 ug/ml #2

SNS-101 Has Displayed a Favorable Single-dose PK Profile in Preclinical Studies - No Significant TMDD in Human VISTA KI Mice or Non-human Primates Pharmacokinetics of Single Dose 5 mg/kg SNS-101 in VISTA Knock-in Mice Demonstrated a long mean residence time in the blood, indicating a lack of significant target-mediated drug disposition (TMDD) and clearance in non-malignant tissues SNS-101 displayed linear elimination kinetics unlike a pH-independent anti-VISTA mAb, which demonstrated TMDD and rapid clearance Pharmacokinetics of Single Dose SNS-101 in Cyno monkeys Clinical mAb #1 10 mg/kg

No Significant Binding of SNS-101 to Monocytes, Neutrophils, NK Cells and T-cells in Whole blood at Physiological pH T-cells NK cells FOB 1.57 FOB 2.0 FOB 1.0 FOB 8.75 FOB 12.4 FOB 1.36 Monocytes FOB 9.9 FOB 13.5 FOB 1.4 FOB 2.2 FOB 2.5 FOB 1.0 Neutrophils CYNO HUMAN FOB 7.4 FOB 8.8 FOB 1.0 Clinical mAb #1* Clinical mAb #2* SNS-101 Control FOB 2.0 FOB 2.0 FOB 0.5 Clinical mAb #1 Clinical mAb #2 SNS-101 Control FOB 1.66 FOB 1.9 FOB 0.95 FOB 9.7 FOB 10.7 FOB 1.31 *Clinical mAb #1 & #2 are pH-independent VISTA antibodies

Targeting VISTA and PD-1 Checkpoints in the TME Promotes Anti-tumoral M1 Macrophage Polarization M1 macrophages are anti-tumorigenic through secretion of pro-inflammatory cytokines and chemokines, and driving of Th1 CD4+ T cell responses M2 macrophages are immunosuppressive; pro-tumor TAMs are a subset of M2-type cells SNS-101 targets suppressive signaling in the myeloid compartment, and in combination with anti-PD-1 may help shift the balance of macrophage polarization toward an anti-tumor M1 phenotype